Inventories	12 Months Ended
Dec. 31, 2017
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Inventories
11.	Inventories

(CAD$ in millions)	December 31, 2017	December 31, 2016
Supplies	$563	$586
Raw materials	223	204
Work in-process	529	521
Finished products	430	449

	1,745	1,760
Less long-term portion (Note 13)	(108)	(87)

	$1,637	$1,673

Cost of sales of $7.4 billion (2016 — $6.9 billion) include $6.7 billion (2016 — $6.3 billion) of inventories recognized as an expense during the year.

Total inventories held at net realizable value amounted to $17 million at December 31, 2017 (December 31, 2016 — $53 million). Total inventory write-downs in 2017 were $20 million (2016 — $7 million) and were included as part of cost of sales. Total reversals of inventory write-downs previously recorded were $30 million in 2017 (2016 — $23 million) as a result of an increase in net realizable value primarily relating to commodity price increases. These reversals were included as part of cost of sales.

Long-term inventories consist of ore stockpiles and other in-process materials that are not expected to be processed within one year.